UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2024

WeTrade Group Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-52208810

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2024, approved by the Board of Directors, the Nominating Committee and the Compensation Committee, Mr. Nan Ding was appointed as the Chief Operating Officer of the Company, effective January 12, 2024.

The biographical information of Mr. Nan Ding is set forth below:

Mr. Nan Ding, Chief Operating Officer

Mr. Ding has over 24 years of operational management experience in industries such as cross-border investment, supply chain finance, equipment manufacturing, and international trade. From 2012 to 2023, Mr. Ding successively founded Japan Zhaoyuan Trading Co., Ltd. and Japan Toyo Trading Co., Ltd., specializing in cross-border investment and international trade of bulk commodities. From 2007 to 2012, Mr. Ding established Haimeng Tongshang Co., Ltd. and Haimeng New Energy Technology Co., Ltd., mainly engaged in the production and manufacturing of environmental protection industry and new energy equipment. Prior to this, Mr. Ding had 8 years of experience in municipal project engineering services. Mr. Ding holds a bachelor’s degree in International Economic Management from University of Science and Technology Beijing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between Wetrade Group Inc. and Nan Ding, dated January 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETRADE GROUP INC.

By: /s/ Dong Lichen
Name: Lichen Dong
Date: January 12, 2024	Title: Chairman of Board

 EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Wetrade Group Inc. and Nan Ding, dated January 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).